SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   February 22, 2001

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


    Delaware                    0-20199                              43-1420563
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(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
corporation)


13900 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:      (314) 770-1666


          (Former name or former address, if changed since last report)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c)   The following exhibit is filed as part of this report on Form 8-K:

             Exhibit 99.1 Press  release,  dated  February 22, 2001, by the
             Company.

Item 9.  Regulation FD Disclosure

         On February 22, 2001, Express Scripts, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXPRESS SCRIPTS, INC.


Date:    February 22, 2001           By:  /s/ George Paz
                                          George Paz
                                          Senior Vice President and
                                          Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.    Description

  99.1         Press release, dated February 22, 2001, by Express Scripts, Inc.